UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    June 8, 2005
                                                    (November 5, 2004)

                               TRANS ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                                              93-0997412
----------------------------         -----------         -------------------
(State or other jurisdiction         (Commission          (IRS Employer
    of incorporation)                File Number)        Identification No.)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                   FORM 8-K/A

Section 2 - Financial Information

Item 2.01     Completion of Acquisition or Disposition of Assets

     On November 11, 2004, we filed a report on Form 8-K announcing the acquisition of certain oil and gas leases and leasehold interests located in Wetzel and Marion Counties, West Virginia, and other assets. The acquisition was accomplished by our subsidiary, Prima Oil Company, Inc., acquiring Cobham Gas Industries, Inc., a Delaware corporation.

     This report on Form 8-K/A is being filed as a follow-up and to amend our initial report on Form 8-K and includes requisite financial statements related to Cobham Gas Industries.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired. See Exhibit 99.1 (audited consolidated financial statements of Cobham Gas Industries, Inc. for the year ended December 31, 2003 and unaudited financial statements of Cobham Gas Industries, Inc. for the nine month periods ended September 30, 2004 and 2003).

     (b) Pro Forma Financial Information. See Exhibit 99.2 (unaudited proforma combined financial statements of Trans Energy, Inc. and Cobham Gas Industries, Inc.)

     (c) Exhibits

     Exhibit No.      Description
     -----------      -----------

         10.1*      Agreement with Texas Energy Trust Company.

         10.2* Assignment and Agreement with Texas Energy Trust Company and Cobham Gas Industries, Inc.

         99.1 Audited consolidated financial statements of Cobham Gas Industries, Inc. for the years ended December 31, 2003 and 2002 and unaudited financial statements of Cobham Gas Industries, Inc. for the nine month periods ended September 30, 2004 and 2003.

         99.2 Unaudited proforma combined financial statements of Trans Energy, Inc. and Cobham Gas Industries, Inc. as of December 31, 2003 and September 30, 2004.
-----------------
     *   Filed previously as exhibit to Form 8-K on November 11, 2004

Notes about Forward-looking Statements

     Statements contained in this Current Report which are not historical facts, including all statements regarding the consummation of the acquisition of assets, may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Trans Energy cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRANS ENERGY, INC.



Date: June 8, 2005                      By /s/ CLARENCE E SMITH
                                           -------------------------------------
                                           Clarence E. Smith
                                           Chief Executive Officer and Director


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